                                                                 EXHIBIT h(3)(c)

                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 21, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM International Funds, Inc., a Maryland corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          AIM INTERNATIONAL FUNDS, INC.

PORTFOLIOS                                        EFFECTIVE DATE OF AGREEMENT
----------                                        ---------------------------

AIM Asia Pacific Growth Fund                             June 21, 2000

AIM European Growth Fund                                 June 21, 2000

AIM Global Aggressive Growth Fund                        June 21, 2000

AIM Global Growth Fund                                   June 21, 2000

AIM Global Income Fund                                   June 21, 2000

AIM International Growth Fund                            June 21, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 1, 2002

                                     A I M ADVISORS, INC.


Attest: /s/ P. MICHELLE GRACE         By: /s/ ROBERT H. GRAHAM
        -------------------------        --------------------------------------
        Assistant Secretary              Robert H. Graham
                                         President


(SEAL)


                                     AIM INTERNATIONAL FUNDS, INC.


Attest: /s/ P. MICHELLE GRACE         By: /s/ ROBERT H. GRAHAM
        -------------------------        --------------------------------------
        Assistant Secretary              Robert H. Graham
                                         President


(SEAL)